SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported): OCTOBER 31, 1997
                                                  ------------------------------

                                   NUCO2 INC.
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               (Exact Name of Registrant as Specified in Charter)



     FLORIDA                     0-27378         65-0180800
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(State or Other Jurisdiction    (Commission       (IRS Employer
   of Incorporation)            File Number)   Identification No.)


         2800 S.E. MARKET PLACE, STUART, FLORIDA               34997
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         (Address of Principal Executive Offices)            (Zip Code)



Registrant's telephone number, including area code: (561) 221-1754
                                                   -----------------------------


                                       N/A
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         (Former Name or Former Address, if Changed Since Last Report.)

         Item 5.           OTHER EVENTS.
                           -------------

         Exhibit 99.1 to this Form 8-K is incorporated herein by reference.




         Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                           -----------------------------------------
                           INFORMATION AND EXHIBITS.
                           -------------------------

         (c)      Exhibits

                  EXHIBIT NO.        DESCRIPTION
                  -----------        -----------

                     99.1            Press Release dated November 3, 1997



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NUCO2 INC.



Dated: November 6, 1997                      By:   /S/ JOANN SABATINO
                                                   ------------------------
                                                   Joann Sabatino,
                                                   Chief Financial Officer




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



                                                                    Exhibit 99.1


NuCo2 Inc.
2800 S.E. Market Place, Stuart, Florida 34997
http://home.earthlink.net/~nuco2
E-mail: Nuco2@earthlink.com
--------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE                                 CONTACT:  JOSEPH CRISCUOLO
                                                                       PRESIDENT
                                                                  (561) 221-1754

NUCO2(R) ENTERS INTO $50.0 MILLION REVOLVING CREDIT FACILITY AND SELLS
  $25.0 MILLION OF ITS 12% SENIOR SUBORDINATED PROMISSORY NOTES
  -------------------------------------------------------------


         (Stuart,  Florida,  November  3, 1997) -- NuCo2  Inc.  (Nasdaq\National
Market: NUCO) announced today that it closed a $50.0 million senior secured revolving credit facility with SunTrust Bank, South Florida, National Association. The facility includes a trigger for an automatic request by the Company to increase the facility by an additional $50.0 million to a total of $100.0 million upon the happening of certain events.

         The Company further reported today that it closed on the sale of $25.0 million of its 12% Senior Subordinated Promissory Notes Due 2004. Montgomery Securities acted as placement agent. The purchasers of the Notes were institutional investors led by Chase Equity Associates L.P. The Company expects to close on the sale of an additional $5.0 million of Notes in the near future. The Notes were sold with seven year warrants to purchase an aggregate of 546,448 shares of the Company's Common Stock at an exercise price of $16.40 per share. A portion of the proceeds of the sale of the Notes was used to repay the Company's existing indebtedness with its lending institution, which facility was terminated by the Company concurrently with the closing of the SunTrust facility.

         "The SunTrust facility together with the balance of the proceeds from the sale of the Notes will enable the Company to accelerate its growth plan to become the national supplier of bulk CO2 systems and liquid carbon dioxide to retail establishments for use in the carbonation and dispensing of fountain beverages," said Edward M. Sellian, Chairman of the Board and Chief Executive Officer. The Company's growth plan is to consolidate its position in existing markets and expand into additional geographic markets through internal market development facilitated initially by national chain customers and by strategic acquisitions.

         NuCo2 Inc. is the largest company in the industry that supplies bulk CO2 systems and liquid carbon dioxide to retail establishments for use in the carbonation and dispensing of fountain beverages.

         This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as


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amended,  and Section 21E of the  Securities  Exchange Act of 1934,  as amended, which are intended to be covered by the safe harbors created thereby. Investors are cautioned that all forward-looking statements involve risks and uncertainty, including without limitation, the ability of the Company to market and develop its products. Although the Company believes that the assumptions underlying the
forward-looking   statements  contained  herein  are  reasonable,   any  of  the
assumptions could be inaccurate, and therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be
accurate.   In  light  of  the   significant   uncertainties   inherent  in  the
forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved.


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